UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

   On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 28, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2003


                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1     100,000,000.00     94,298,693.27    1,295,199.25    235,746.73   1,530,945.98     0.00           0.00      93,003,494.02
IA_3     168,194,400.00     33,510,915.07    7,051,972.45     63,391.48   7,115,363.93     0.00           0.00      26,458,942.62
IA_4      42,048,600.00      8,377,728.76    1,762,993.11    146,051.74   1,909,044.85     0.00           0.00       6,614,735.65
IIA_1    126,000,000.00    108,377,495.70   15,114,242.79    361,258.32  15,475,501.11     0.00           0.00      93,263,252.91
IIA_3     96,741,600.00              0.00            0.00          0.00           0.00     0.00           0.00               0.00
IIA_4     24,185,400.00              0.00            0.00          0.00           0.00     0.00           0.00               0.00
IIA_P        116,091.00         87,432.01          100.78          0.00         100.78     0.00           0.00          87,331.23
B1         7,740,000.00      7,703,226.48        7,509.37     38,516.13      46,025.50     0.00           0.00       7,695,717.11
B2         3,440,000.00      3,423,656.22        3,337.50     17,118.28      20,455.78     0.00           0.00       3,420,318.72
B3         2,006,000.00      1,996,469.30        1,946.23      9,982.35      11,928.58     0.00           0.00       1,994,523.07
B4         1,146,000.00      1,140,555.24        1,111.85      5,702.78       6,814.63     0.00           0.00       1,139,443.39
B5           860,000.00        855,914.05          834.37      4,279.57       5,113.94     0.00           0.00         855,079.68
B6           862,204.63        858,108.21          836.51      4,290.54       5,127.05     0.00           0.00         857,271.70
R                  0.00              0.00            0.00          0.00           0.00     0.00           0.00               0.00
TOTALS   573,340,295.63    260,630,194.31   25,240,084.21    886,337.92  26,126,422.13     0.00           0.00     235,390,110.10

IA_2      50,000,000.00     47,149,346.63            0.00    235,746.73     235,746.73     0.00           0.00      46,501,747.01
IIA_2     42,000,000.00     36,125,831.90            0.00    180,629.16     180,629.16     0.00           0.00      31,087,750.97
A_X       57,568,370.00     26,266,846.50            0.00    142,278.75     142,278.75     0.00           0.00      23,777,398.43
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1      36228FTD8    942.98693270  12.95199250   2.35746730      15.30945980       930.03494020         IA_1        3.000000 %
IA_3      36228FTF3    199.23918436  41.92751037   0.37689412      42.30440449       157.31167399         IA_3        2.270000 %
IA_4      36228FTG1    199.23918418  41.92751031   3.47340316      45.40091347       157.31167387         IA_4       20.920000 %
IIA_1     36228FTH9    860.13885476 119.95430786   2.86712952     122.82143738       740.18454690         IIA_1       4.000000 %
IIA_3     36228FTK2      0.00000000   0.00000000   0.00000000       0.00000000         0.00000000         IIA_3       2.270000 %
IIA_4     36228FTL0      0.00000000   0.00000000   0.00000000       0.00000000         0.00000000         IIA_4      20.920000 %
IIA_P     36228FTM8    753.13340397   0.86811208   0.00000000       0.86811208       752.26529188         IIA_P       0.000000 %
B1        36228FTP1    995.24889922   0.97020284   4.97624419       5.94644703       994.27869638         B1          6.000000 %
B2        36228FTQ9    995.24890116   0.97020349   4.97624419       5.94644767       994.27869767         B2          6.000000 %
B3        36228FTR7    995.24890329   0.97020439   4.97624626       5.94645065       994.27869890         B3          6.000000 %
B4        36229RJQ3    995.24890052   0.97020070   4.97624782       5.94644852       994.27869983         B4          6.000000 %
B5        36229RJR1    995.24889535   0.97019767   4.97624419       5.94644186       994.27869767         B5          6.000000 %
B6        36229RJS9    995.24890048   0.97019892   4.97624328       5.94644220       994.27870157         B6          6.000000 %
TOTALS                 454.58202798  44.02286810   1.54591946      45.56878756       410.55915988

IA_2      36228FTE6    942.98693260   0.00000000   4.71493460       4.71493460       930.03494020         IA_2        6.000000 %
IIA_2     36228FTJ5    860.13885476   0.00000000   4.30069429       4.30069429       740.18454690         IIA_2       6.000000 %
A_X       36228FTN6    456.27219426   0.00000000   2.47147435       2.47147435       413.02886342         A_X         6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                             Pool 1 Mortgage Loans                                                            134,964,191.90
                             Pool 2 Mortgage Loans                                                            100,425,918.29

Sec. 4.01(c)    Available Distribution                                                                         26,685,076.83
                             Aggregate Principal Distribution Amount                                           25,240,084.23
                             Principal Prepayment Amount                                                       24,986,000.11

Sec. 4.01(e)    Unscheduled Principal By Group
                             Group 1                                                                            9,978,047.52
                             Group 2                                                                           15,007,952.59


Sec. 4.01(f)    Interest Payment
                             Class IA-1
                                                   Accrued and Paid for Current Month                             235,746.73
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IA-2
                                                   Accrued and Paid for Current Month                             235,746.73
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IA-3
                                                   Accrued and Paid for Current Month                              63,391.48
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IA-4
                                                   Accrued and Paid for Current Month                             146,051.74
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IIA-1
                                                   Accrued and Paid for Current Month                             361,258.32
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IIA-2
                                                   Accrued and Paid for Current Month                             180,629.16
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IIA-3
                                                   Accrued and Paid for Current Month                                   0.00
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class IIA-4
                                                   Accrued and Paid for Current Month                                   0.00
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class A-X
                                                   Accrued and Paid for Current Month                             142,278.75
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class B1
                                                   Accrued and Paid for Current Month                              38,516.13
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class B2
                                                   Accrued and Paid for Current Month                              17,118.28
                                                   Accrued and Paid from Prior Months                                   0.00

                             Class B3
                                                   Accrued and Paid for Current Month                               9,982.35
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class B4
                                                   Accrued and Paid for Current Month                               5,702.78
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class B5
                                                   Accrued and Paid for Current Month                               4,279.57
                                                   Accrued and Paid from Prior Months                                   0.00
                             Class B6
                                                   Accrued and Paid for Current Month                               4,290.54
                                                   Accrued and Paid from Prior Months                                   0.00

Sec. 4.01(g)    Trust Fees
                             Servicer Fee Paid                                                                     54,297.96
                             Trustee Fee Paid                                                                         542.98

Sec. 4.01(h)    Monthly Advances
                             Current Period Advances                                                                    0.00
                             Current Period Reimbursed Advances                                                         0.00
                             Aggregate Unreimbursed Advances                                                            0.00

Sec. 4.01(i)    Trustee Advances
                             Current Period Advances                                                                    0.00
                             Current Period Reimbursed Advances                                                         0.00
                             Aggregate Unreimbursed Advances                                                            0.00

Sec. 4.01(k)                 Number of Outstanding Mortgage Loans                                                        551
                             Balance of Outstanding Mortgage Loans                                            235,390,110.19

Sec. 4.01(l)                         Number and Balance of Delinquent Loans
                                      Group 1
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     0-29 days                     319           134,964,191.90                100.00 %
                                     30-59 days                      0                     0.00                  0.00 %
                                     60-89 days                      0                     0.00                  0.00 %
                                     90-119 days                     0                     0.00                  0.00 %
                                     120+ days                       0                     0.00                  0.00 %
                                     Total                     319               134,964,191.90                100.00 %
                                      Group 2
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     0-29 days                     232           100,425,918.29                100.00 %
                                     30-59 days                      0                     0.00                  0.00 %
                                     60-89 days                      0                     0.00                  0.00 %
                                     90-119 days                     0                     0.00                  0.00 %
                                     120+ days                       0                     0.00                  0.00 %
                                      Total                        232           100,425,918.29                100.00 %
                                      Group Totals
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     0-29 days                     551           235,390,110.19                100.00 %
                                     30-59 days                      0                     0.00                  0.00 %
                                     60-89 days                      0                     0.00                  0.00 %
                                     90-119 days                     0                     0.00                  0.00 %
                                     120+days                        0                     0.00                  0.00 %
                                      Total                        551           235,390,110.19                100.00 %


Sec. 4.01(l)                         Number and Balance of REO Loans
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %
                                      Group 2
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(l)                         Number and Balance of Loans in Bankruptcy
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %
                                      Group 2
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %


                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %

Sec. 4.01(m)                         Number and Balance of Loans in Foreclosure
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %
                                      Group 2
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(o)                 Aggregate Principal Payment
                                                   Scheduled Principal                                              254,084.12
                                                   Payoffs                                                       24,811,343.13
                                                   Prepayments                                                      174,656.98
                                                   Liquidation Proceeds                                                   0.00
                                                   Condemnation Proceeds                                                  0.00
                                                   Insurance Proceeds                                                     0.00
                                                   Realized Losses                                                        0.00

                                                   Realized Losses Group 1                                                0.00
                                                   Realized Losses Group 2                                                0.00
                                                   Realized Gains                                                         0.00

Sec. 4.01(p)                 Aggregate Amount of Mortgage Loans Repurchased                                               0.00

Sec. 4.01(q)                 Aggregate Amount of Shortfall Allocated for Current Period                                   0.00
                                                   Class IA-1                                                             0.00
                                                   Class IA-2                                                             0.00
                                                   Class IA-3                                                             0.00
                                                   Class IA-4                                                             0.00
                                                   Class IIA-1                                                            0.00
                                                   Class IIA-2                                                            0.00
                                                   Class IIA-3                                                            0.00
                                                   Class IIA-4                                                            0.00
                                                   Class B1                                                               0.00
                                                   Class B2                                                               0.00
                                                   Class B3                                                               0.00
                                                   Class B4                                                               0.00
                                                   Class B5                                                               0.00
                                                   Class B6                                                               0.00
                                                   Class A-X                                                              0.00
Sec. 4.01(s) Group I
                             Senior Percentage I                                                                     93.8686 %
                             Senior Prepayment Percentage I                                                         100.0000 %

                             Subordinate Percentage I                                                                 6.1314 %
                             Subordinate Prepayment Percentage I                                                      0.0000 %

Sec. 4.01(s) Group II
                             Senior Percentage II                                                                    93.8660 %
                             Senior Prepayment Percentage II                                                        100.0000 %

                             Subordinate Percentage II                                                                6.1340 %
                             Subordinate Prepayment Percentage II                                                     0.0000 %

Aggregate
                             Scheduled Principal                                                                    254,084.12
                             Unscheduled Principal                                                               24,986,000.11
                             Beginning Balance                                                                  260,630,194.42
                             Ending Balance                                                                     235,390,110.19
                             Net Wac                                                                                   6.65307
                             Weighted Averge Maturity                                                                   341.00
Groups
                             Net Wac Group 1                                                                           6.78851
                             Net Wac Group 2                                                                           6.48301

                             Wam Group 1                                                                                340.84
                             Wam Group 2                                                                                342.04

             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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